                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            1997 SEMI-ANNUAL REPORT

Dear Fellow Shareholder:

The Van Eck Worldwide Emerging Markets Fund rose 22.9% during the first six months of 1997, outperforming the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (+17.8%) and the Lipper Emerging Markets Fund Index (+17.9%). This strong performance was due principally to our emphasis early in the year on the Brazilian and Russian markets and participation in Hong Kong's strong second quarter recovery.

The year started very positively with emerging markets seeing strong gains. These slowed in February and reversed in March and April as the threat of rising U.S. interest rates materialized. However, by May U.S. growth had slowed and the interest rate outlook had become more benign. This gave both local and foreign investors confidence that the global backdrop would remain supportive and most markets saw significant rallies.

Eastern Europe continued to lead, spurred by the prospects of economic recovery and cheap valuations: Russia rose 118% and Hungary, 56%. The Fund had a significant weighting in this region, particularly in Russia. Russia has made a great deal of progress since Yeltsin's recovery from his heart operation. This year, Yeltsin appointed a reformist cabinet to restructure the tax system, clear wage arrears and restructure the natural monopolies. So far, the government has collected a good portion of overdue taxes, paid much of the wage backlog and encouraged utilities to give discounts for cash payments of debts. Falling inflation has led to a steep decline in interest rates and economic growth is turning positive. Asset valuations are still far below comparables in the developed world and we are confident this discount will narrow. Sector emphasis in Eastern Europe includes energy and telecommunications in Russia and pharmaceuticals in Hungary.

Latin America also performed well as the region's economies continued to recover. The Brazilian market rose 54%, stimulated by the passage of a constitutional amendment enabling the reelection of President Cardoso. His success in combating inflation via the Real plan has enabled progress on tariff rebalancing (an adjustment of telephone usage billing) and privatization in the public sector. The Fund's weighting in Brazil is largely focused on public sector companies, particularly electricity and telecommunications. Telecommunications tariff rebalancing and increased traffic has resulted in strong profit gains for Telebras, the Fund's largest holding, as well as for Telerj and Telepar, other Fund positions. In addition, the results of several electricity companies that are already privatized provide evidence of the efficiency gains possible from privatization. These gains, on top of rising tariffs, are contributing to sharply rising profits in the electricity sector as well. Chile rose 32% as local interest rates have been trending downwards. Mexico, Argentina and Peru are all seeing stronger economic growth after recessions induced by the Tequila crisis (the Mexican peso devaluation of 1994). Elsewhere in Latin America, the Fund is focused on consumer and financial stocks.

In the Middle East, the Fund has focused on the NASDAQ-listed, Israeli-domiciled pharmaceutical and technology sectors. Israel performed well despite the stalled peace talks, rising 26% as the government reduced its budget deficit and interest rates and inflation trended lower. Egypt (+24%) started the year strong, but lost a little ground in the second quarter as the government slowed down the pace of privatization.

Asia has had mixed performance over the past six months. Politics were a non-issue, generally. The handover to China actually improved the prospects for many Hong Kong blue chip companies, with many China-backed "red chips," some of which the Fund owns, performing spectacularly. Despite the rioting shown on television, the Indonesian elections created nothing more than a six-week fall in the market, which was quickly recouped over the following six weeks. In India, the fall of the Gowda Government did not signal any significant changes in government policy and the market rose strongly. Korean politics were as tumultuous as ever, with high profile arrests, bankruptcies and student demonstrations, but the bad news was already in the market and it rose, in fits and starts, by over 11%.

In Thailand, a new Finance Minister floated the baht (Thailand's currency) and the market fell sharply (-36%). The dollar's decline since 1985 resulted in booming exports for many of the Southeast Asian economies, all of whose currencies are targeted against the dollar. This dollar link led to too much borrowing of relatively "cheap" dollars, leading to overcapacity, especially in the property sector. Trouble arose when central banks tightened the screws to reign in domestic growth just as exports to the developed world slowed significantly. Higher interest rates and slower exports lead to slower economies. In Thailand's case, a property bust and a move to a floating currency ensued. The Fund's allocation to Thailand is very low at approximately 0.5% of assets.

With the exception of Malaysia, the currency problem is not acute in the rest of the region. Singapore's currency floats freely and has appreciated over the last several years. We expect the Philippine peso to begin to float as well and a large depreciation is not necessary given that exports are growing strongly. Listed property developers are not highly leveraged and overseas worker remittances largely cover the trade deficit. The Indonesian rupiah is already moving in a steady depreciation against the dollar, which goes a long way toward covering the inflation differential.

The outlook for emerging markets remains positive. Economic growth in Eastern Europe and Latin America is sufficient to keep pressure off reformist governments, yet not so strong as to threaten overheating. In Southeast Asia, a new export cycle this fall should provide the ingredient missing so far--liquidity. The move to floating exchange rates will allow greater flexibility for monetary policy and result in the better use of capital in the future. In Greater China and India, liquidity conditions are in place for continued strength. The possibility of an exogenous shock is always present, especially as markets move to discount good news. However, currently emerging market valuations are fair and earnings are improving against a background of declining interest rates.

We appreciate your participation in the Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

Gary Greenberg
Portfolio Manager

July 23, 1997

---------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/97
---------------------------------------------------------

              AVERAGE ANNUAL
               TOTAL RETURN
---------------------------------------------------------
Life (since 12/27/95)                        33.3%
---------------------------------------------------------
1 year                                       32.1%
---------------------------------------------------------
Year-to-date*                                22.9%
---------------------------------------------------------

The performance data reflects past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost. These returns do not take variable annuity/life fees and expenses into account.

* not annualized.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                       TOP HOLDINGS AS OF JUNE 30, 1997*

TELECOMUNICACOES BRASILEIRAS S.A.
(TELEBRAS)
(BRAZIL, 4.5%)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed line. Brazil has a very low penetration of telephone lines per capita making this a strong growth industry. The government has rebalanced tariffs to bring them into line with international norms. Telebras is seeing major improvements in profitability levels from this rebalancing and considerable cost savings from staff reduction. Telebras is valued at a discount to other Latin American telecom companies and should be fully privatized within the next several years.

TEVA PHARMACEUTICALS INDUSTRIES LTD.
(ISRAEL, 3.5%)

Teva is the largest company in Israel by market capitalization. Moreover, it is a world-class drug producer little affected by the vagaries of the peace process. Teva's multiple sclerosis drug, Copaxone, was recently launched in the U.S. and early indications of patient response are encouraging. Teva took over U.S. drug producer Biocraft in 1996 to acquire a more significant presence in the U.S. market. The company is also negotiating with European distributors to strengthen its network in Europe and has acquired companies in the UK and Hungary.

GRUPO FINANCIERO BANCOMER S.A.
(MEXICO, 2.7%)

Bancomer is Mexico's second largest bank, with "associates" (companies of which Bancomer holds 20% to 50%) in insurance, asset management and other financial services. Widespread loan default in the Mexican banking system last year resulted in a government bailout of the banking sector. Since then, the bank has been recapitalized and most loans have been restructured. Accounting regulation changes have brought more transparency to Mexican bank financial statements. The company is also part of a consortium providing long distance telephone service in Mexico and has the largest market share in the nascent private pension fund industry. The Mexican banking sector currently trades at around a 25% discount to the Latin American average.

CHINA LIGHT & POWER COMPANY LTD.
(HONG KONG, 2.5%)

China Light & Power (CLP) has a monopoly on power distribution in Hong Kong's New Territories and the Kowloon Peninsula. Its profits are governed by a scheme of control that is related to its capital expenditure. CITIC Pacific, a Hong Kong-listed company controlled by the Chinese government, owns a 20% stake in CLP. CLP is already involved in power projects in China, India and Taiwan.

BANCO FRANCES DEL RIO DE LA PLATA S.A.
(ARGENTINA, 2.5%)

Banco Frances is the second largest private bank in Argentina with approximately 5% of the country's loans and deposits. Previously emphasizing corporate borrowers, Frances is now focusing on higher margin consumer lending as the decline in inflation and subsequent economic recovery leads to an increased number of bank customers. In 1996, Banco Bilbao Vizcaya of Spain took a 30% stake as part of its Latin American expansion strategy. This will give Banco Frances additional management expertise and capital resources. A recent merger with Banco Credito Argentino has also strengthened Frances' position, providing a good strategic fit, increasing the branch network and the customer base.

CREDICORP LTD.
(PERU, 2.4%)

Peru's largest provider of banking, insurance and other financial services, Credicorp should see significant loan demand as the Peruvian economy is growing in excess of 5% per annum. Credicorp is well capitalized and has low levels of non-performing loans, leaving it well positioned for expansion. Its insurance business is 20% owned by AIG. Peru has a low penetration of banking services, providing growth opportunities for the industry.

FOMENTO ECONOMICO MEXICANO, S.A. DE C.V.
(FEMSA)

(MEXICO, 2.3%)

Femsa has four main areas of business: soft drink bottling, brewing, packaging and convenience stores. Femsa has a bottling joint venture with the Coca-Cola franchises for Mexico City and Buenos Aires. The beer division is seeing rising volumes as a result of Mexico's economic recovery. The packaging division claims to be the most efficient in Latin America and the convenience stores are expanding steadily.

BANCO ITAU S.A.

(BRAZIL, 2.2%)

Brazil's third largest private bank, Banco Itau recently became the first Brazilian bank to report in accordance with U.S. accounting standards. This has increased the transparency of its accounts considerably and is the first stage toward a listing on the NYSE. Banco Itau recently acquired Banerj, a bank in Rio de Janeiro, which complements its existing branch network, and acquired an insurance business from its parent that broadens its range of financial products. Brazilian banks generally will see increasing demand for loans as interest rates come down and Banco Itau's strong capital base enables it to take advantage of such opportunities.
SURGUTNEFTEGAZ
(RUSSIA, 2.0%)

Russia's second largest integrated oil and gas production company, Surgut trades at a large discount to similar Western companies. Surgut exports approximately one third of its production, providing foreign exchange for investment. As the Russian economy regains liquidity, Surgut will be able to develop its reserves, which should highlight its hidden value.

KIMBERLY-CLARK DE MEXICO S.A.
(MEXICO, 2.0%)

Kimberly-Clark's Mexican operations have seen a substantial expansion of capacity and market share as a result of the worldwide merger with Scott Paper. The combined entity controls between 60% and 90% of the market in its core segments of bathroom and facial tissues and paper products.

* Portfolio is subject to change.
Note: Equities listed as percentage of total net assets.

                        WORLDWIDE EMERGING MARKETS FUND
                            STATEMENT OF NET ASSETS
                           JUNE 30, 1997 (unaudited)
--------------------------------------------------------------------------------

          NO. OF                                      VALUE
 COUNTRY  SHARES           SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
ARGENTINA: 3.2%
          102,195  Banco Frances del Rio de la
                     Plata S.A. (ADR)              $  3,321,338
           62,570  IYE de la Patagonia (Class B)        919,912
                                                   ------------
                                                      4,241,250
                                                   ------------
BRAZIL: 12.3%
        5,130,000  Banco Itau S.A. Pfd.               2,902,290
       19,766,000  Cia Eletricidade de Bahia          1,819,695
      101,400,000  Cia Paranaense de Energa Copel     1,808,612
           74,000  Petroleo Brasileiro S.A. (ADR)     2,053,500
        3,040,000  Petroleo Brasileiro S.A.             844,433
           84,288  Telecomunicacoes do Parana
                     S.A. Receipts Pfd.                  55,124
        1,010,000  Telecomunicacoes do Parana
                     Pfd.                               750,615
          258,459  Telecomunicacoes do Rio de
                     Janeiro Receipts Pfd.               38,779
        2,180,000  Telecomunicacoes do Rio de
                     Janeiro S.A. Pfd.                  327,086
       18,330,000  Telecomunicacoes Brasileiras
                     S.A.                             2,481,009
           22,900  Telecomunicacoes Brasileiras
                     S.A. (Sponsored ADR)             3,475,075
                                                   ------------
                                                     16,556,218
                                                   ------------
CHILE: 3.4%
          108,500  Banco de A. Edwards                2,264,938
           70,200  Santa Isabel S.A. (Sponsored
                     ADR)                             2,263,950
                                                   ------------
                                                      4,528,888
                                                   ------------
CHINA: 3.0%
          479,200  Huangshan Tourism Development
                     Co. Ltd. (Class B)                 439,906
        1,400,000  Shenzhen Fangda Co. Ltd.           2,033,045
        1,480,000  Huaneng Power International,
                     Inc.                             1,517,000
                                                   ------------
                                                      3,989,951
                                                   ------------
EGYPT: 1.9%
            1,000  Commercial International Bank         20,919
           61,500  Commercial International Bank
                     (GDR)                            1,300,725
           21,070  Eastern Tobacco Co.                  533,143
           33,200  Suez Cement Co. (GDR)                654,040
                                                   ------------
                                                      2,508,827
                                                   ------------
GREECE: 0.8%
           28,000  Hellenic Bottling Co. S.A.         1,033,588
                                                   ------------
HONG KONG: 13.5%
           92,000  Beijing Enterprises Holdings
                     Ltd.                               579,528
          548,000  China Everbright-IHD Pacific
                     Ltd.                             1,637,563
          600,000  China Light & Power Co. Ltd.       3,400,025
          500,000  China Resources Enterprise,
                     Ltd.                             2,452,562
          144,000  CITIC Pacific Ltd. Ord.              899,651
          271,644  Great Eagle Holdings Ltd.            895,896
          916,000  Guangdong Investment Ltd.          1,377,488
          560,000  Henderson China Hldg Ltd.            943,333
           65,000  Hutchison Whampoa Ltd.               562,153
          800,000  Ka Wah Bank                        1,037,821

          NO. OF                                      VALUE
 COUNTRY  SHARES           SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
          360,000  Ye(Ng) Fung Hong Ltd.           $    539,047
        3,176,000  Qingling Motor Co.                 1,639,861
          250,000  Swire Pacific Ltd.                 2,250,871
                                                   ------------
                                                     18,215,799
                                                   ------------
HUNGARY: 2.9%
          173,600  Euronet Services Inc.              1,920,450
           21,100  Gedeon Richter Rt. (Sponsored
                     GDR)                             1,930,650
                                                   ------------
                                                      3,851,100
                                                   ------------
INDONESIA: 6.2%
          404,000  Hanjaya Mandala Sampoerna "F"      1,540,748
        1,365,500  PT Bank Bali Bira "F"              2,007,263
        1,093,500  PT Bimantara Citra "F"             1,910,927
          708,000  PT Ramayaha Lestari Sentosa "F"    2,037,829
           70,000  PT Semen Gresik "F"                  156,867
          423,000  Putra Sarya Multidane                673,982
                                                   ------------
                                                      8,327,616
                                                   ------------
ISRAEL: 6.7%
          740,110  Bank Leumi Le-Israel               1,122,049
           20,055  Bank Leumi Le-Israel (Series
                     4, Option, expiring 8/98)           15,142
           20,055  Bank Leumi Le-Israel (Series
                     3, Option, expiring 12/97)          12,735
           80,000  Bio-Technology General Corp.       1,080,000
           51,000  Orbotech Ltd.                      1,632,000
           60,000  Oshap Technologies Ltd.              442,500
           71,330  Teva Pharmaceuticals
                     Industries Ltd. (ADR)            4,618,618
                                                   ------------
                                                      8,923,044
                                                   ------------
MALAYSIA: 5.4%
          380,000  Arab Malaysian Finance Berhad        812,673
          393,333  KFC Holdings (Malaysia) Berhad     1,479,867
          291,750  Malaysia Assurance Alliance
                     Berhad                           1,698,505
          254,000  Tenaga Nasional Berhad             1,237,307
          226,000  UMW Holdings Berhad                1,065,109
          133,000  United Engineers (Malaysia)
                     Ltd.                               958,653
                                                   ------------
                                                      7,252,114
                                                   ------------
MEXICO: 10.4%
          603,100  Cifra S.A. (ADR)                   1,082,565
           25,000  Coca-Cola Femsa (ADR)              1,290,625
          510,000  Fomento Economico Mexicano,
                     S.A. de C.V.                     3,040,842
          100,000  Grupo Financiero Bancomer S.A.
                     (GDR)                              975,000
          276,500  Grupo Financiero Bancomer S.A.     2,695,875
          134,000  Kimberly-Clark de Mexico S.A.
                     (ADR)                            2,646,500
          415,000  Nacional de Drogas S.A. de
                     C.V. Class "L"                   1,415,070
           15,700  Telefonos de Mexico S.A. de
                     C.V.                               749,675
                                                   ------------
                                                     13,896,152
                                                   ------------
PERU: 2.4%
          145,564  Credicorp Ltd. (ADR)               3,204,397
                                                   ------------

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                            STATEMENT OF NET ASSETS
                           JUNE 30, 1997 (continued)
--------------------------------------------------------------------------------

          NO. OF                                      VALUE
 COUNTRY  SHARES           SECURITIES (A)            (NOTE 1)
   ------------------------------------------------------------
PHILIPPINES: 4.4%
        5,924,000  Belle Corp.                     $  1,728,979
          162,000  Benpres Holdings Corp. (GDR)       1,158,300
           26,200  Philippine Long Distance
                     Telephone Co.                      849,086
          488,130  San Miguel Ord. (Class B)          1,285,892
        2,813,900  SM Prime Holdings Inc.               831,931
                                                   ------------
                                                      5,854,188
                                                   ------------
POLAND: 1.4%
           57,045  Computerland Poland S.A.           1,405,947
           50,000  Electrim Spolka Akcyjna              435,113
                                                   ------------
                                                      1,841,060
                                                   ------------
ROMANIA: 0.4%
           48,544  Romanian Growth Fund                 485,437
                                                   ------------
RUSSIA: 11.3%
           30,000  Kubanelektrorosvyas Pfd.             604,500
           67,300  Leningrad Metals                     504,750
            7,850  Lukoil Holding (ADR)                 612,300
           50,700  Lukoil Holdings Pfd. (ADR)         1,292,850
           53,450  Mosenergo (ADR)                    2,244,900
              407  Norilsk Nickel Pfd. (RDC)          2,187,625
          335,000  Rostelecom (RDC)                   1,299,800
           50,000  Surgutneftegaz (ADR)               2,675,000
           13,680  Unified Energy Systems               495,079
        6,000,000  Unified Energy Systems Pfd.        1,338,000
           58,000  Uralmash Preferred Stock             397,300
           42,000  UralTelecom                        1,417,500
                                                   ------------
                                                     15,069,604
                                                   ------------
SINGAPORE: 1.1%
          404,000  Clipsal Industries Ltd.            1,430,160
                                                   ------------
SOUTH AFRICA: 0.6%
           27,500  Liberty Life Assoc. of Africa
                     Ltd.                               735,625
                                                   ------------
SOUTH KOREA: 1.0%
              130  Korea Mobile Telecom Corp.            96,341
            3,461  Korea Mobile Telecom (Warrants
                     Expiring 12/7/99)                  345,851
            3,700  Samsung Electronics Co.              407,333
            4,200  Sung Mi Telecom Electronics          520,270
                                                   ------------
                                                      1,369,795
                                                   ------------
THAILAND: 0.5%
          134,700  Bangkok Bank Public Co., Ltd.        704,921
                                                   ------------
TOTAL INVESTMENTS: 92.8% (COST $110,165,087)        124,019,734
OTHER ASSETS LESS LIABILITIES: 7.2%                   9,685,132
                                                   ------------
NET ASSETS: 100.0%                                 $133,704,866
                                                    ===========

     SUMMARY OF                         SUMMARY OF
    INVESTMENTS         % OF           INVESTMENTS         % OF
    BY INDUSTRY       PORTFOLIO        BY INDUSTRY       PORTFOLIO
     ---------         -------          ---------         -------
Auto & Truck              2.2%     Oil & Gas                 6.0%
Banking/Insurance         7.9%     Paper Products            2.1%
Building Materials        2.3%     Pharmaceuticals           7.3%
Conglomerates            10.3%     Real Estate               2.9%
Consumer                  3.2%     Retail                    4.3%
Financial Services       13.1%     Soft Drinks/Beer          4.5%
Food Services             1.6%     Supermarkets              0.7%
Infrastructure            0.8%     Technology                4.3%
  Development
Mail Operator             0.7%     Telecommunications       10.5%
Metals/Mining             2.5%     Tourism                   0.4%
Miscellaneous             0.4%     Utilities                11.5%
                                                         ---------
Motorcycle Financing      0.5%                             100.0%
                                                          =======

---------------

(a) Unless otherwise indicated, securities owned are shares of common stock.
GLOSSARY:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
RDC -- Russian Depositary Certificate

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997

ASSETS:
Investments at value (identified cost, $110,165,087) (Note 1).....................................................   $124,019,734
Cash..............................................................................................................     15,939,695
Receivables:
 Securities sold..................................................................................................      1,275,248
 Dividends and interest...........................................................................................        369,092
 Capital shares sold..............................................................................................        147,414
 Due from broker (Note 4).........................................................................................        144,231
Deferred organization costs.......................................................................................          5,227
                                                                                                                     ------------
     Total assets.................................................................................................    141,900,641
                                                                                                                     ------------
LIABILITIES:
PAYABLES:
 Securities purchased.............................................................................................      7,375,423
 Capital shares redeemed..........................................................................................        562,381
 Accounts payable.................................................................................................        257,971
                                                                                                                     ------------
     Total liabilities............................................................................................      8,195,775
                                                                                                                     ------------
Net assets........................................................................................................   $133,704,866
                                                                                                                     ==============
Shares outstanding................................................................................................      8,746,465
                                                                                                                     ==============
Net asset value, redemption price and offering price per share....................................................   $      15.29
                                                                                                                     ==============
Net assets consist of:
 Aggregate paid in capital........................................................................................   $119,011,563
 Unrealized appreciation of investments, equity swaps and foreign currency........................................     13,998,501
 Undistributed net investment income..............................................................................         65,799
 Undistributed realized gains.....................................................................................        629,003
                                                                                                                     ------------
                                                                                                                     $133,704,866
                                                                                                                     ==============

STATEMENTS OF OPERATIONS

                                                                                 FOR THE                          FOR THE
                                                                               SIX MONTHS                       EIGHT MONTHS
                                                                                  ENDED                            ENDED
                                                                              JUNE 30, 1997                     DECEMBER 31,
                                                                               (UNAUDITED)                          1996
                                                                        -------------------------          ----------------------
INCOME: (NOTE 1)
Dividend Income (net of foreign taxes withheld of $27,172 and
 $41,511, respectively)..............................................                    $771,105                          $9,620
Interest income......................................................                       2,765                             173
                                                                                      -----------                        --------
                                                                                          773,870                           9,793
EXPENSES:
Management (Note 2)..................................................   $398,096                            $13,193
Administration (Note 2)..............................................      1,529                                236
Professional.........................................................     28,292                              9,388
Custodian............................................................     16,800                              6,744
Trustees fees and expenses...........................................     15,016
Reports to shareholders..............................................     23,006                              2,158
Registration.........................................................     16,246                                 --
Amortization of deferred organization costs (Note 1).................        744                              1,007
Other................................................................     25,454                              2,279
                                                                        --------                           --------
     Total expenses..................................................    525,183                             35,005
Expenses assumed by the Advisor and/or reduced by a custodian fee
 arrangement (Note 2)................................................    (18,137)                           (35,005)
                                                                        --------                           --------
     Net expenses....................................................                     507,046                              --
                                                                                      -----------                        --------
     Net investment income...........................................                     266,824                           9,793
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions.............................                     497,032                         142,431
Realized loss from foreign currency transactions.....................                     (35,871)                         (3,503)
Realized loss on options.............................................                     (16,771)                             --
Change in unrealized depreciation of foreign currency receivables and
 payables............................................................                          38                            (733)
Change in unrealized appreciation of investments and equity swaps....                  13,837,354                         124,384
                                                                                      -----------                        --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................                 $14,548,606                        $272,372
                                                                                      =============                      ==========

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE                       FOR THE
                                                                                      SIX MONTHS      FOR THE         PERIOD
                                                                                        ENDED       EIGHT MONTHS   DECEMBER 21,
                                                                                       JUNE 30,        ENDED         1995+ TO
                                                                                         1997       DECEMBER 31,    APRIL 30,
                                                                                     (UNAUDITED)        1996           1996
                                                                                     ------------   ------------   ------------
INCREASE IN NET ASSETS:
  OPERATIONS:
  Net investment income............................................................  $    266,824   $     9,793      $  3,557
  Realized gain from security transactions.........................................       497,032       142,431         6,311
  Realized loss from foreign currency transactions.................................       (35,871)       (3,503)          (62)
  Realized loss on options.........................................................       (16,771)           --            --
  Change in unrealized depreciation of foreign currency receivables and payables...            38          (733)          317
  Change in unrealized appreciation of investments and swaps.......................    13,837,354       124,384        37,141
                                                                                     ------------   ------------   ------------
  Increase in net assets resulting from operations.................................    14,548,606       272,372        47,264
                                                                                     ------------   ------------   ------------
Dividends to shareholders from:
  Net investment income............................................................      (171,583)       (3,356)           --
                                                                                     ------------   ------------   ------------
Capital share transactions*:
  Net proceeds from sales of shares................................................   127,869,086    14,591,092       550,000
  Reinvestment of dividends........................................................       171,583         3,356            --
                                                                                     ------------   ------------   ------------
                                                                                      128,040,669    14,594,448       550,000
  Cost of shares reacquired........................................................   (24,067,847)     (105,707)           --
                                                                                     ------------   ------------   ------------
Increase in net assets resulting from capital share transactions...................   103,972,822    14,488,741       550,000
                                                                                     ------------   ------------   ------------
      Total increase in net assets.................................................   118,349,845    14,757,757       597,264
NET ASSETS:
Beginning of period................................................................    15,355,021       597,264            --
                                                                                     ------------   ------------   ------------
End of period (including undistributed net investment income of $65,799, $6,429 and
  $3,433, respectively)............................................................  $133,704,866   $15,355,021      $597,264
                                                                                      ===========   ============   ============
*SHARES OF BENEFICIAL INTEREST OUTSTANDING WITH AN UNLIMITED NUMBER OF $.001 PAR
  VALUE SHARES AUTHORIZED ISSUED AND REDEEMED:
  Shares sold......................................................................     9,221,542     1,183,568        54,566
  Reinvestment of dividends........................................................        12,616           294            --
                                                                                     ------------   ------------   ------------
                                                                                        9,234,158     1,183,862        54,566
  Shares reacquired................................................................    (1,717,565)       (8,556)           --
                                                                                     ------------   ------------   ------------
  Net increase.....................................................................     7,516,593     1,175,306        54,566
                                                                                      ===========   ============   ============
---------------
+  Commencement of operations.

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                              FOR THE                               FOR THE
                                                                             SIX MONTHS          FOR THE             PERIOD
                                                                               ENDED          EIGHT MONTHS        DECEMBER 21,
                                                                              JUNE 30,            ENDED            1995(A) TO
                                                                                1997          DECEMBER 31,         APRIL 30,
                                                                             (UNAUDITED)          1996                1996
                                                                             ----------       -------------       ------------
Net Asset Value, Beginning of Period.......................................   $  12.49           $ 10.95            $  10.00
                                                                                ------            ------            --------
Income From Investment Operations:
  Net Investment Income (b)................................................       0.06               .01                0.07
  Net Gains on Securities (both realized and unrealized)...................       2.79              1.59                0.88
                                                                                ------            ------            --------
Total From Investment Operations...........................................       2.85              1.60                0.95
                                                                                ------            ------            --------
Less Distributions:
  Distributions from net investment income.................................      (0.05)            (0.06)                 --
                                                                                ------            ------            --------
Net Asset Value, End of Period.............................................   $  15.29           $ 12.49            $  10.95
                                                                                ======            ======            ========
Total Return (c)...........................................................     22.87%            14.66%               9.50%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)............................................   $133,705           $15,355            $    597
Ratio of Gross Expenses to Average Net Assets (d)..........................      1.32%             2.64%               2.06%
Ratio of Net Expenses to Average Net Assets (d)............................      1.27%             0.00%               0.00%
Ratio of Net Income to Average Net Assets (d)..............................      0.67%             0.74%               1.89%
Portfolio Turnover Rate....................................................     25.55%            29.53%              45.89%
Average Commission Rate Paid...............................................    $0.0015           $0.0029            $ 0.0124

---------------

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year ended were not annualized.
(d) Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. Dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organizational costs are being amortized over a period not to exceed five years.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTE 2--Van Eck Associates Corporation earned fees of $348,096 for the six months ended June 30, 1997 for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Advisor for accounting and administrative services. For the period January 1, 1997 to January 10, 1997, Van Eck Associates Corporation agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses. For the period January 11, 1997 to February 4, 1997, the Adviser agreed to waive expenses exceeding 1% of average daily net assets. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation $1,529 for costs incurred in connection with certain administrative and operating functions.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses.

NOTE 3--Purchases and sales of securities, other than short-term obligations, aggregated $116,113,783 and $17,838,795, respectively, for the six months ended June 30, 1997. For federal income tax purposes, the identified cost of investments owned at June 30, 1997 was $110,165,087. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $13,854,647, of which $18,000,088 related to appreciated securities and $4,145,441 related to depreciated securities.

NOTE 4--The Fund entered into the following equity swaps to gain investment exposure to the relevant market of the underlying securities. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swaps, the Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying securities on trade date versus the value on termination date plus accrued dividends.

Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on the following swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to and from broker. The realized losses from equity swaps is included in realized gain from security transactions. For the six months ended June 30, 1997, the Fund had realized loss of $16,771 from equity swaps.

At June 30, 1997, the Fund had the following outstanding swaps with a single counterparty (stated in U.S. dollars):

                                                           UNREALIZED
  UNDERLYING   NUMBER OF    NOTIONAL      TERMINATION     APPRECIATION
   SECURITY     SHARES       AMOUNT           DATE       (DEPRECIATION)
-------------- ---------   ----------    --------------  --------------
Associated
 Cement
 Companies
 Ltd.            30,000    $1,153,485     June 26, 1998     $ 18,609
Asian Paints
 India Ltd.         500     1,061,130       May 2, 1998      195,324
Tata
 Engineering
 and
 Locomotive
 Company          3,000     1,339,067     June 26, 1998      (69,702)
                                                         --------------
Total appreciation                                          $144,231
                                                         =================

NOTE 5--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $3,178.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                             [Van Eck Global Border]

         VAN ECK WORLDWIDE                       June 30, 1997
          INSURANCE TRUST

    -------------------------
                                                    VAN ECK
         WORLDWIDE EMERGING                        WORLDWIDE
            MARKETS FUND                        INSURANCE TRUST
                                               SEMI-ANNUAL REPORT




                                                   WORLDWIDE

                                                EMERGING MARKETS

                                                      FUND


 VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------
 99 Park Avenue, New York, NY 10016


 This report must be accompanied or
 preceded by a prospectus, which
 includes more complete information,
 such as charges and expenses and
 the risks associated with
 international investing, including
 currency fluctuations or controls,
 expropriation, nationalization and
 confiscatory taxation. Please read
 the prospectus carefully before
 investing.

FR1997-0722-0002

       [Van Eck Global Logo]                       [Van Eck Global Logo]